UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, DC 20549

                               FORM 8-K

                       CURRENT REPORT PURSUANT
                    TO SECTION 13 OR 15(D) OF THE
                   SECURITIES EXCHANGE ACT OF 1934

                           January 29, 2011
          Date of report (Date of earliest event reported):

                        Avatar Ventures Corp.
        (Exact Name of Registrant as Specified in Its Charter)

                                Nevada
            (State or Other Jurisdiction of Incorporation)

                             333-147037
                     (Commission File Number)N/A
                   (IRS Employer Identification No.)

  POSTAL CODE 130021, BOX 2225, MING DE ROAD POST OFFICE, CHAO YANG,
                       CHANG CHUN CHINA 1300006
          (Address of Principal Executive Offices, Zip Code)
                             949-209-7970
         (Registrant's Telephone Number, Including Area Code)

                            Not Applicable
-----------------------------------------------------------------------
     (Former Name or Former Address, if Changed Since Last Report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))









Item 8.01 Other Events.

On January 29 , 2011, Zhen Chen, the owner of 4,500,000 shares of common stock of Avatar Ventures Corp. (the "Company"), returned 1,750,000 common shares to the Company for cancellation. Mr. Chen returned the shares for cancellation in order to reduce the number of shares issued and outstanding. Subsequent to the cancellation, the Company has 5,250,000 shares issued and outstanding; a number that Mr. Chen, who is also a director of the Company, considers more in line with the Company's current business plans.

Following the share cancellation, Mr. Chen owns 2,750,000 common shares, or 52.36%, of the remaining 5,250,000 issued and outstanding common shares of the Company.












SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


 AVATAR VENTURES CORP.


 By: /s/ Zhen Chen
 Name: Zhen Chen
 Title: President and Chief Executive Officer


Date:  February 1, 2011